Exhibit 1.01

Conflict Minerals Report of 3D Systems Corporation

in Accordance with Rule 13p-1 of the Securities Exchange Act of 1934

This Conflict Minerals Report of 3D Systems Corporation (“3D Systems” or the “Company” or “we” or “us”) for the calendar year ended December 31, 2015 is being filed in accordance with Rule 13p-1 (“Rule 13p-1”) of the Securities Exchange Act of 1934. Please refer to Rule 13p-1, Form SD and Release No. 34-67716 for definitions of the terms used in this Conflict Minerals Report, unless otherwise defined herein.

3D Systems undertook due diligence intended to determine the conflict minerals status of raw materials used in its 3D-printing-centric design-to- manufacturing solutions, including 3D printers, print materials, on-demand custom parts services, sculpting and simulation applications. As described in our accompanying Form SD, we sought information from our direct suppliers, with those suppliers in turn seeking similar information within their supply chains to identify the original sources of necessary conflict minerals.

3D Systems’ due diligence measures were based upon, and designed to conform, in all material respects, with the due diligence framework established by the Organization for Economic Co-operation and Development’s (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas.

Consistent with the OECD Guidelines, 3D Systems due diligence measures included:

Step 1. Establish Strong Company Management Systems

We have formed a multi-disciplinary conflict minerals working group to oversee compliance with Rule 13p-1 and our responsible sourcing of conflict minerals.  This working group includes members of senior management and is responsible for all aspects of our responsible conflict minerals sourcing program.

Step 2. Identify and Assess Risks in the Supply Chain

We engage with our direct suppliers to evaluate the source of conflict minerals in our products. Upon receiving a Conflict Minerals Reporting Template (the “CMRT”), it is reviewed for consistency and accuracy. This review also includes checking all identified smelters and refiners against the Conflict-Free Sourcing Initiative’s (“CFSI”) Conflict-Free Smelter Program database (the “CFSI Database”). The majority of smelters and refiners identified in our supply chain were listed as compliant with the relevant Conflict-Free Smelter Program assessment protocols in the CFSI Database as of May 20, 2016, as identified on Table A.

After exercising due diligence, the country of origin of conflict minerals contained within our products cannot be readily determined at this time. We are unable to determine this information with greater specificity at this time because our direct suppliers were unable to provide the information to us.

Step 3. Design and Implement a Strategy to Respond to Identified Risks

Due to the breadth and complexity of our products and supply chain, many of our suppliers have not responded with verifications of the origin of materials supplied to us. We will continue to look for ways to strengthen its conflict minerals compliance program, including the processes outlined above.  In addition, we will continue to collaborate with our direct suppliers so that they and we are better able to track the sourcing of conflict minerals with greater precision. To accomplish this objective, we will continue outreach and education efforts among the direct supplier base, particularly with respect to direct suppliers that are unable to provide greater transparency as to their own sourcing practices.  We encourage direct suppliers to source, when feasible, from smelters or refiners that are certified as conflict-free by an independent third party, such as CFSI.

Step 4. Carry Out Independent Third-Party Audit of Smelter/Refiner’s Due Diligence Practices

3D System supports audits of conflict minerals smelters and refiners conducted by third parties, such as CFSI.

Step 5. Report Annually on Supply Chain Due Diligence

This report and the related Form SD constitutes 3D Systems’ annual report on its conflict minerals due diligence and is available free of charge on our website at www.3dsystems.com. Other information contained in, and that can be accessed through the website, is not, and shall not be deemed to be, part of this Conflict Minerals Report or incorporated into any other filings we make with the SEC.

Table A

Summary of Identified Smelters and Refiners for 2015

Metal	Smelter Name	Smelter Country	CFSI Smelter ID No.
Gold	Advanced Chemical Company	UNITED STATES	CID000015
Gold	Aida Chemical Industries Co., Ltd.*	JAPAN	CID000019
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN	CID000028
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.*	GERMANY	CID000035
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041
Gold	AngloGold Ashanti Córrego do Sítio Mineração*	BRAZIL	CID000058
Gold	Argor-Heraeus SA*	SWITZERLAND	CID000077
Gold	Asahi Pretec Corporation*	JAPAN	CID000082
Gold	Asahi Refining Canada Limited*	CANADA	CID000924
Gold	Asahi Refining USA Inc.*	UNITED STATES	CID000920
Gold	Asaka Riken Co., Ltd.*	JAPAN	CID000090
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103
Gold	Aurubis AG*	GERMANY	CID000113
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)*	PHILIPPINES	CID000128
Gold	Bauer Walser AG	GERMANY	CID000141
Gold	Boliden AB*	SWEDEN	CID000157
Gold	C. Hafner GmbH + Co. KG*	GERMANY	CID000176
Gold	Caridad	MEXICO	CID000180
Gold	CCR Refinery - Glencore Canada Corporation*	CANADA	CID000185
Gold	Cendres + Métaux SA	SWITZERLAND	CID000189
Gold	Chimet S.p.A*.	ITALY	CID000233
Gold	Chugai Mining	JAPAN	CID000264
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	CID000328
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343
Gold	Do Sung Corporation	KOREA, REPUBLIC OF	CID000359
Gold	DODUCO GmbH*	GERMANY	CID000362
Gold	Dowa*	JAPAN	CID000401
Gold	Eco-System Recycling Co., Ltd.*	JAPAN	CID000425
Gold	Elemetal Refining, LLC*	UNITED STATES	CID001322
Gold	Emirates Gold DMCC*	UNITED ARAB EMIRATES	CID002561
Gold	Faggi Enrico S.p.A.	ITALY	CID002355
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA	CID000522
Gold	Geib Refining Corporation	UNITED STATES	CID002459

Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909
Gold	Guangdong Jinding Gold Limited	CHINA	CID002312
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671
Gold	Heimerle + Meule GmbH*	GERMANY	CID000694
Gold	Heraeus Ltd. Hong Kong*	CHINA	CID000707
Gold	Heraeus Precious Metals GmbH & Co. KG*	GERMANY	CID000711
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767
Gold	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF	CID000778
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited*	CHINA	CID000801
Gold	Ishifuku Metal Industry Co., Ltd.*	JAPAN	CID000807
Gold	Istanbul Gold Refinery*	TURKEY	CID000814
Gold	Japan Mint*	JAPAN	CID000823
Gold	Jiangxi Copper Company Limited*	CHINA	CID000855
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant*	RUSSIAN FEDERATION	CID000927
Gold	JSC Uralelectromed*	RUSSIAN FEDERATION	CID000929
Gold	JX Nippon Mining & Metals Co., Ltd.*	JAPAN	CID000937
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956
Gold	Kazzinc*	KAZAKHSTAN	CID000957
Gold	Kennecott Utah Copper LLC*	UNITED STATES	CID000969
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND	CID002511
Gold	Kojima Chemicals Co., Ltd.*	JAPAN	CID000981
Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF	CID000988
Gold	Korea Zinc Co. Ltd.	KOREA, REPUBLIC OF	CID002605
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029
Gold	L' azurde Company For Jewelry	SAUDI ARABIA	CID001032
Gold	Lingbao Gold Company Limited	CHINA	CID001056
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058
Gold	LS-NIKKO Copper Inc.*	KOREA, REPUBLIC OF	CID001078
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093
Gold	Materion*	UNITED STATES	CID001113
Gold	Matsuda Sangyo Co., Ltd.*	JAPAN	CID001119
Gold	Metalor Technologies (Hong Kong) Ltd.*	CHINA	CID001149
Gold	Metalor Technologies (Singapore) Pte., Ltd.*	SINGAPORE	CID001152
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147
Gold	Metalor Technologies SA*	SWITZERLAND	CID001153
Gold	Metalor USA Refining Corporation*	UNITED STATES	CID001157

Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V*	MEXICO	CID001161
Gold	Mitsubishi Materials Corporation*	JAPAN	CID001188
Gold	Mitsui Mining and Smelting Co., Ltd.*	JAPAN	CID001193
Gold	MMTC-PAMP India Pvt., Ltd.*	INDIA	CID002509
Gold	Morris and Watson	NEW ZEALAND	CID002282
Gold	Moscow Special Alloys Processing Plant*	RUSSIAN FEDERATION	CID001204
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş. *	TURKEY	CID001220
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236
Gold	Nihon Material Co., Ltd.*	JAPAN	CID001259
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH*	AUSTRIA	CID002779
Gold	Ohura Precious Metal Industry Co., Ltd.*	JAPAN	CID001325
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)*	RUSSIAN FEDERATION	CID001326
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION	CID001328
Gold	OJSC Novosibirsk Refinery*	RUSSIAN FEDERATION	CID000493
Gold	PAMP SA*	SWITZERLAND	CID001352
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362
Gold	Prioksky Plant of Non-Ferrous Metals*	RUSSIAN FEDERATION	CID001386
Gold	PT Aneka Tambang (Persero) Tbk*	INDONESIA	CID001397
Gold	PX Précinox SA*	SWITZERLAND	CID001498
Gold	Rand Refinery (Pty) Ltd.*	SOUTH AFRICA	CID001512
Gold	Republic Metals Corporation*	UNITED STATES	CID002510
Gold	Royal Canadian Mint*	CANADA	CID001534
Gold	Sabin Metal Corp.	UNITED STATES	CID001546
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555
Gold	SAMWON Metals Corp.	KOREA, REPUBLIC OF	CID001562
Gold	SAXONIA Edelmetalle GmbH	GERMANY	CID002777
Gold	Schone Edelmetaal B.V.*	NETHERLANDS	CID001573
Gold	SEMPSA Joyería Platería SA*	SPAIN	CID001585
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.*	CHINA	CID001622
Gold	Sichuan Tianze Precious Metals Co., Ltd.*	CHINA	CID001736
Gold	Singway Technology Co., Ltd.*	TAIWAN	CID002516
Gold	So Accurate Group, Inc.	UNITED STATES	CID001754
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals*	RUSSIAN FEDERATION	CID001756
Gold	Solar Applied Materials Technology Corp.*	TAIWAN	CID001761
Gold	Sudan Gold Refinery	SUDAN	CID002567

Gold	Sumitomo Metal Mining Co., Ltd.*	JAPAN	CID001798
Gold	T.C.A S.p.A*	ITALY	CID002580
Gold	Tanaka Kikinzoku Kogyo K.K.*	JAPAN	CID001875
Gold	The Refinery of Shandong Gold Mining Co., Ltd.*	CHINA	CID001916
Gold	Tokuriki Honten Co., Ltd.*	JAPAN	CID001938
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947
Gold	Torecom	KOREA, REPUBLIC OF	CID001955
Gold	Umicore Brasil Ltda.*	BRAZIL	CID001977
Gold	Umicore Precious Metals Thailand*	THAILAND	CID002314
Gold	Umicore SA Business Unit Precious Metals Refining*	BELGIUM	CID001980
Gold	United Precious Metal Refining, Inc.*	UNITED STATES	CID001993
Gold	Valcambi SA*	SWITZERLAND	CID002003
Gold	Western Australian Mint trading as The Perth Mint*	AUSTRALIA	CID002030
Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778
Gold	Yamamoto Precious Metal Co., Ltd.*	JAPAN	CID002100
Gold	Yokohama Metal Co., Ltd.*	JAPAN	CID002129
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation*	CHINA	CID002224
Gold	Zijin Mining Group Co., Ltd. Gold Refinery*	CHINA	CID002243
Tantalum	Avon Specialty Metals Ltd	UNITED KINGDOM	CID002705
Tantalum	Changsha South Tantalum Niobium Co., Ltd.*	CHINA	CID000211
Tantalum	Conghua Tantalum and Niobium Smeltry*	CHINA	CID000291
Tantalum	D Block Metals, LLC*	UNITED STATES	CID002504
Tantalum	Duoluoshan*	CHINA	CID000410
Tantalum	Exotech Inc.*	UNITED STATES	CID000456
Tantalum	F&X Electro-Materials Ltd.*	CHINA	CID000460
Tantalum	FIR Metals & Resource Ltd.*	CHINA	CID002505
Tantalum	Global Advanced Metals Aizu*	JAPAN	CID002558
Tantalum	Global Advanced Metals Boyertown*	UNITED STATES	CID002557
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.*	CHINA	CID000616
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	CID002501
Tantalum	H.C. Starck Co., Ltd.*	THAILAND	CID002544
Tantalum	H.C. Starck GmbH Goslar*	GERMANY	CID002545
Tantalum	H.C. Starck GmbH Laufenburg*	GERMANY	CID002546
Tantalum	H.C. Starck Hermsdorf GmbH*	GERMANY	CID002547
Tantalum	H.C. Starck Inc.*	UNITED STATES	CID002548
Tantalum	H.C. Starck Ltd.*	JAPAN	CID002549
Tantalum	H.C. Starck Smelting GmbH & Co.KG*	GERMANY	CID002550

Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.*	CHINA	CID002492
Tantalum	Hi-Temp Specialty Metals, Inc.*	UNITED STATES	CID000731
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.*	CHINA	CID002512
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.*	CHINA	CID000914
Tantalum	Jiujiang Tanbre Co., Ltd.*	CHINA	CID000917
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.*	CHINA	CID002506
Tantalum	KEMET Blue Metals*	MEXICO	CID002539
Tantalum	KEMET Blue Powder*	UNITED STATES	CID002568
Tantalum	King-Tan Tantalum Industry Ltd.*	CHINA	CID000973
Tantalum	LSM Brasil S.A.*	BRAZIL	CID001076
Tantalum	Metallurgical Products India Pvt., Ltd.*	INDIA	CID001163
Tantalum	Mineração Taboca S.A.*	BRAZIL	CID001175
Tantalum	Mitsui Mining & Smelting*	JAPAN	CID001192
Tantalum	Molycorp Silmet A.S.*	ESTONIA	CID001200
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	CHINA	CID001277
Tantalum	Plansee SE Liezen*	AUSTRIA	CID002540
Tantalum	Plansee SE Reutte*	AUSTRIA	CID002556
Tantalum	QuantumClean*	UNITED STATES	CID001508
Tantalum	Resind Indústria e Comércio Ltda.*	BRAZIL	CID002707
Tantalum	RFH Tantalum Smeltry Co., Ltd.*	CHINA	CID001522
Tantalum	Solikamsk Magnesium Works OAO*	RUSSIAN FEDERATION	CID001769
Tantalum	Taki Chemicals*	JAPAN	CID001869
Tantalum	Telex Metals*	UNITED STATES	CID001891
Tantalum	Tranzact, Inc.*	UNITED STATES	CID002571
Tantalum	Ulba Metallurgical Plant JSC*	KAZAKHSTAN	CID001969
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.*	CHINA	CID002508
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.*	CHINA	CID002307
Tantalum	Zhuzhou Cemented Carbide*	CHINA	CID002232
Tin	Alpha*	UNITED STATES	CID000292
Tin	An Thai Minerals Company Limited	VIET NAM	CID002825
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703
Tin	Chenzhou Yun Xiang mining limited liability company	CHINA	CID000228
Tin	China Tin Group Co., Ltd.*	CHINA	CID001070
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000278
Tin	Cooperativa Metalurgica de Rondônia Ltda.*	BRAZIL	CID000295
Tin	CV Ayi Jaya*	INDONESIA	CID002570
Tin	CV Gita Pesona*	INDONESIA	CID000306
Tin	CV Serumpun Sebalai*	INDONESIA	CID000313
Tin	CV United Smelting*	INDONESIA	CID000315

Tin	CV Venus Inti Perkasa*	INDONESIA	CID002455
Tin	Dowa*	JAPAN	CID000402
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572
Tin	Elmet S.L.U. (Metallo Group)*	SPAIN	CID002774
Tin	EM Vinto*	BOLIVIA	CID000438
Tin	Estanho de Rondônia S.A.	BRAZIL	CID000448
Tin	Feinhütte Halsbrücke GmbH	GERMANY	CID000466
Tin	Fenix Metals*	POLAND	CID000468
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.*	CHINA	CID000538
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	CID000760
Tin	Jiangxi Ketai Advanced Material Co., Ltd.*	CHINA	CID000244
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	CID001063
Tin	Magnu’s Minerais Metais e Ligas Ltda.*	BRAZIL	CID002468
Tin	Malaysia Smelting Corporation (MSC)*	MALAYSIA	CID001105
Tin	Melt Metais e Ligas S/A*	BRAZIL	CID002500
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA	CID001136
Tin	Metallic Resources, Inc.*	UNITED STATES	CID001142
Tin	Metallo-Chimique N.V.*	BELGIUM	CID002773
Tin	Mineração Taboca S.A.*	BRAZIL	CID001173
Tin	Minsur*	PERU	CID001182
Tin	Mitsubishi Materials Corporation*	JAPAN	CID001191
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	CID001231
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573
Tin	O.M. Manufacturing (Thailand) Co., Ltd.*	THAILAND	CID001314
Tin	O.M. Manufacturing Philippines, Inc.*	PHILIPPINES	CID002517
Tin	Operaciones Metalurgical S.A.*	BOLIVIA	CID001337
Tin	Phoenix Metal Ltd.	RWANDA	CID002507
Tin	PT Alam Lestari Kencana	INDONESIA	CID001393
Tin	PT Aries Kencana Sejahtera*	INDONESIA	CID000309
Tin	PT Artha Cipta Langgeng*	INDONESIA	CID001399
Tin	PT ATD Makmur Mandiri Jaya*	INDONESIA	CID002503
Tin	PT Babel Inti Perkasa*	INDONESIA	CID001402
Tin	PT Bangka Kudai Tin	INDONESIA	CID001409
Tin	PT Bangka Prima Tin*	INDONESIA	CID002776
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA	CID001416

Tin	PT Bangka Tin Industry*	INDONESIA	CID001419
Tin	PT Belitung Industri Sejahtera*	INDONESIA	CID001421
Tin	PT BilliTin Makmur Lestari*	INDONESIA	CID001424
Tin	PT Bukit Timah*	INDONESIA	CID001428
Tin	PT Cipta Persada Mulia*	INDONESIA	CID002696
Tin	PT DS Jaya Abadi*	INDONESIA	CID001434
Tin	PT Eunindo Usaha Mandiri*	INDONESIA	CID001438
Tin	PT Fang Di MulTindo	INDONESIA	CID001442
Tin	PT Inti Stania Prima*	INDONESIA	CID002530
Tin	PT Justindo*	INDONESIA	CID000307
Tin	PT Karimun Mining	INDONESIA	CID001448
Tin	PT Mitra Stania Prima*	INDONESIA	CID001453
Tin	PT Panca Mega Persada*	INDONESIA	CID001457
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA	CID001486
Tin	PT Prima Timah Utama*	INDONESIA	CID001458
Tin	PT Refined Bangka Tin*	INDONESIA	CID001460
Tin	PT Sariwiguna Binasentosa*	INDONESIA	CID001463
Tin	PT Seirama Tin Investment	INDONESIA	CID001466
Tin	PT Stanindo Inti Perkasa*	INDONESIA	CID001468
Tin	PT Sukses Inti Makmur*	INDONESIA	CID002816
Tin	PT Sumber Jaya Indah*	INDONESIA	CID001471
Tin	PT Timah (Persero) Tbk Kundur*	INDONESIA	CID001477
Tin	PT Timah (Persero) Tbk Mentok*	INDONESIA	CID001482
Tin	PT Tinindo Inter Nusa*	INDONESIA	CID001490
Tin	PT Tirus Putra Mandiri	INDONESIA	CID002478
Tin	PT Tommy Utama*	INDONESIA	CID001493
Tin	PT Wahana Perkit Jaya*	INDONESIA	CID002479
Tin	Resind Indústria e Comércio Ltda.*	BRAZIL	CID002706
Tin	Rui Da Hung*	TAIWAN	CID001539
Tin	Soft Metais Ltda.*	BRAZIL	CID001758
Tin	Thaisarco*	THAILAND	CID001898
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574
Tin	VQB Mineral and Trading Group JSC*	VIET NAM	CID002015
Tin	White Solder Metalurgia e Mineração Ltda.*	BRAZIL	CID002036
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
Tin	Yunnan Tin Group (Holding) Company Limited*	CHINA	CID002180
Tungsten	A.L.M.T. TUNGSTEN Corp.*	JAPAN	CID000004
Tungsten	Asia Tungsten Products Vietnam Ltd.*	VIET NAM	CID002502
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.*	CHINA	CID002513
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.*	CHINA	CID000258

Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	CID002518
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA	CID000345
Tungsten	Fujian Jinxin Tungsten Co., Ltd.*	CHINA	CID000499
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA	CID002531
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.*	CHINA	CID000875
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.*	CHINA	CID002315
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	CID000868
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.*	CHINA	CID002494
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.*	CHINA	CID002536
Tungsten	Global Tungsten & Powders Corp.*	UNITED STATES	CID000568
Tungsten	Guangdong Xianglu Tungsten Co., Ltd. *	CHINA	CID000218
Tungsten	H.C. Starck GmbH*	GERMANY	CID002541
Tungsten	H.C. Starck Smelting GmbH & Co.KG*	GERMANY	CID002542
Tungsten	Hunan Chenzhou Mining Co., Ltd.*	CHINA	CID000766
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji*	CHINA	CID002579
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA	CID002578
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.*	CHINA	CID000769
Tungsten	Hydrometallurg, JSC*	RUSSIAN FEDERATION	CID002649
Tungsten	Japan New Metals Co., Ltd.*	JAPAN	CID000825
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.*	CHINA	CID002321
Tungsten	Jiangxi Minmetals Gao′an Non-ferrous Metals Co., Ltd.	CHINA	CID002313
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.*	CHINA	CID002535
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316
Tungsten	Kennametal Fallon	UNITED STATES	CID000966
Tungsten	Kennametal Huntsville*	UNITED STATES	CID000105
Tungsten	Malipo Haiyu Tungsten Co., Ltd.*	CHINA	CID002319
Tungsten	Niagara Refining LLC*	UNITED STATES	CID002589
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC*	VIET NAM	CID002543
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION	CID002532
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM	CID002538
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.*	VIET NAM	CID001889
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.*	VIET NAM	CID002011
Tungsten	Wolfram Bergbau und Hütten AG*	AUSTRIA	CID002044

Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.*	CHINA	CID002320
Tungsten	Xiamen Tungsten Co., Ltd.*	CHINA	CID002082
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.*	CHINA	CID002095

*  Denotes smelters and refiners that are identified as being compliant with the relevant Conflict-Free Smelter Program assessment protocols in the CFSI Database as of May 20, 2016.